Fair Value Measurements	9 Months Ended
Sep. 30, 2021
Bird Rides [Member]
Fair Value Measurements
Note 2 – Fair Value Measurements
Recurring Fair Value Measurements
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market or, if none exists, the most advantageous market, for the specific asset or liability at the measurement date (referred to as the “exit price”). Fair value is a market-based measurement that is determined based upon assumptions that market participants would use in pricing an asset or liability, including consideration of nonperformance risk.
The Company discloses and recognizes the fair value of its assets and liabilities using a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy indicates the extent to which inputs used in measuring fair value are observable in the market.

•	Level 1: Inputs that reflect quoted prices for identical assets or liabilities in active markets that are observable.

•
Level 2: Inputs other than quoted prices included in Level 1 that are observable, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

•
Level 3: Inputs that are unobservable to the extent that observable inputs are not available for the asset or liability at the measurement date and include management’s judgment about assumptions market participants would use in pricing the asset or liability.

The Company’s Redeemable Convertible Senior Preferred Stock (“Senior Preferred Stock”) contains an embedded derivative which, consistent with FASB Accounting Standards Codification (“ASC”) Topic 815 Derivatives and Hedging (“ASC 815”), is bifurcated and accounted for separately from the Senior Preferred Stock. In addition, when the Company issued the Senior Preferred Stock, it granted certain holders warrants (“Senior Preferred Warrants”) to purchase additional shares of Senior Preferred Stock (See Note 8).

The bifurcated embedded derivative and warrant liabilities are initially recorded at issuance date fair value, and revalued at each fiscal quarter-end

with any changes to fair value reflected in other expense, net. Key assumptions used in the valuation model were based on the terms and conditions of the Senior Preferred Stock and Senior Preferred Warrants, including the dividend and conversion discount per the Company’s amended charter, the probability of and proximity to redemption or exercise scenarios ranging from

1
to
16
months, and a discount rate of
25
%

based on the Company’s stage of development and expected rate of return.
As of September 30, 2021, the Company had $142.8 million of level 3 financial instruments, comprised of $100.8 million of bifurcated embedded derivatives included in derivative liabilities and $41.9 million of warrant liabilities included in derivative liabilities in the condensed consolidated balance sheets.
As of December 31, 2020, the Company had $1.1 million of level 3 financial instruments, comprised of $0.6 million of current warrant liabilities included in prepaid expenses and other current assets and $0.5 million of non
-
current warrant liabilities included in derivative liabilities in the condensed consolidated balance sheets.
Expenses associated with the issuance and

mark-to-market

adjustments of level 3 financial
instruments are reflected in other expense, net and totaled $6.4 million and $0 for the three months ended September 30, 2021 and 2020, respectively, and $53.6 million and $0.1 million for the nine months ended September 30, 2021 and 2020, respectively.